Forfeiture Shares	6 Months Ended
Jun. 30, 2022
Share-based Payment Arrangement [Abstract]
Forfeiture Shares
NOTE 7 - FORFEITURE SHARES:

a.
On the Closing Date, 1,006,250 Ordinary Shares that PTK sponsor received in respect of its PTK common stock, are subject to forfeiture if certain price targets for the Valens Ordinary Shares are not achieved within a certain period of time (of up to four years), after the Closing Date or if an M&A Transaction (as defined in the Merger Agreement Closing), does not occur at a certain minimum price.

The Company performed a Monte-Carlo simulation to calculate the fair value of such shares. As of the Closing Date, the fair value was $4,485 using the following assumptions: stock price of $7.4, expected term of 3-4 years, expected volatility of 47.74%-50.31% and risk-free interest rate of return of 0.53%-0.76%.
The fair value of the Forfeiture Shares was computed using the following key assumptions:

	June 30, 2022	December 31, 2021

Stock price	3.5	7.7
Expected term (years)	2.25-3.25	2.75-3.75
Expected volatility	48.35%-49.27%	48.77%-48.92%
Risk-free interest rate	2.94%-2.99%	0.91%-1.08%

b.	The table below sets forth a summary of the changes in the fair value of the Forfeiture Shares classified as Level 3:

	Six months ended June 30, 2022	Year ended December 31, 2021

	U.S. dollars in thousands
Balance at beginning of period	4,658	—
Issuance of Forfeiture Shares	—	4,485
Changes in fair value	(4,142)	173

Balance at end of the period	516	4,658